Exhibit 10.25

FIRST AMENDMENT TO AGREEMENT RS-486/82

AMENDMENT TO THE AGREEMENT FOR THE SALE
AND PURCHASE OF ETHENE AND/OR PROPENE BY
AND BETWEEN COPESUL – COMPANHIA
PETROQUÍMICA DO SUL AND POLIOLEFINAS S/A

COPESUL – COMPANHIA PETROQUÍMICA DO SUL, a joint stock company headquartered at BR-386 Rodovia Tabaí/Canoas Km. 419 Pólo Petroquímico Lote 23 Triunfo/RS, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 88.948.492/0001-92, herein represented by its President Director José Augusto Angrisani and Superintendent Director Percy Louzada de Abreu, hereinafter referred to as COPESUL; and

POLIOLEFINAS S/A, headquartered in the City of São Paulo, State of São Paulo, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 62.336.946/0001-80, herein represented by its President Director José Adolpho Lisboa de Souza and Director David Andrew Wicker, hereinafter referred to as BUYER,

DO HEREBY decide to execute this Amendment to the Agreement for the Sale and Purchase of Raw Material dated this day, aiming at ruling the return to COPESUL of ETHENE effluent from the BUYER plants, to be governed by the following Clauses and Conditions:

CLAUSE ONE – PURPOSE

1.1	-	Provided COPESUL pyrolysis plant is operating regularly, COPESUL does hereby agree to receive the ETHENE-abundant flow coming from the BUYER industrial operations according to the quantitative limit set forth in Clause Three hereof and complying with any other conditions established in this Amendment to the Agreement for the Sale and Purchase of Raw Material hereby amended.

CLAUSE TWO – TERM

2.1	-	This Amendment term of duration is exactly the same as that of the Agreement for the Sale and Purchase of Raw Material signed by and between the Parties and dated the day hereof, this instrument being automatically revalidated every time said Agreement is renewed.

CLAUSE THREE – QUANTITIES

3.1	-	Provided COPESUL pyrolysis plant is operating regularly, COPESUL does hereby agree to receive the ETHENE flow returned by BUYER up to the limit of 1.47 tons/hours, the specification set forth in EXHIBIT B (item B.6) to the Agreement herein amendment being complied with. COPESUL shall use its efforts to receive as much returned ETHENE flow as possible but, at its discretion, may refuse to receive any ETHENE flow in excess, time in which such surplus shall be sent to flare with no burdens for COPESUL.

3.2	-	BUYER shall inform in writing the forecasted quantities of ETHENE flow to be returned to COPESUL, as provided in item 3.3 of the Agreement herein amended.

3.3	-	Whenever BUYER receives ETHENE not meeting the specification, considering the minimum contents of ETHENE in the supplied flow, the top limit set forth in item 3.1 hereof shall be amended according to the supplied ETHENE purity, as follows:

ETHENE PURITY	TOP LIMIT
99.90% or more	1.47 tons/hour
99.85% – 99.89%	1.85 tons/hour
99.80% – 99.84%	2.72 tons/hour
99.75% – 99.79%	3.67 tons/hour

CLAUSE FOUR – DELIVERY, QUALITY AND RETURN CONDITIONS

4.1	-	Said ETHENE flow return shall be effected by means of pipelines interconnecting the facilities of COPESUL and BUYER, in the city of Triunfo. Such ETHENE flow shall be returned in gaseous state in even flow, according to the schedule to be adhered to by and between the Parties.

4.2	-	The ETHENE flow to be returned to COPESUL as well as the methods of analysis to be applied shall comply with the following specifications:

SPECIFICATION		METHOD OF ANALYSIS
Ethane	10.0% vol., max.	ASTM D 2505/2504/TPGCA-8
Hydrogen	2.0% vol., max.	ASTM D 2504/TPGCA-1
Nitrogen and Methane	1.5% vol., max.	ASTM D 2505/2504/TPGCA-8
Acetylene	150 PPM vol., max.	ASTM D 2505/TPGCA-8
Propene + Propane + Butane	5% vol., max.
Light Polymers	0.1 g/Nm [3]
Total Sulfur	10 PPM mass, max.	NFT - 60142
Hydrogen Sulfide	10 PPM mass, max.	ASTM D 2385/VOP-212
Carbon Dioxide	2000 PPM vol., max.	Gas – chromatography TPGCA-1
Carbon Monoxide	200 PPM vol., max.	Gas – chromatography TPGCA-1
Oxygen	5 PPM vol., max.	Electrolytic analyzer/Gas-chromatography
Water	5 PPM vol., max.	Colorimetric Titration/ASTM D-114
Ethene	Balance	ASTM D 2505/TPGCA-8

4.2.1	-	The top limit of Carbon Dioxide (2000-PPM vol.) is valid for a returning ETHENE flow of 3.67 tons/hour. Such limit may be raised proportionally to a reduction to such flow, reaching a maximum of 5000-PPM vol. for an outflow of 1.47 tons/hour.

4.3	-	The returning ETHENE delivery conditions, up to the battery limit of BUYER, shall be as follows:

Pressure:	13.5 Kg/cm [2] at least
Temperature:	40.0 °C at most

4.4	-	Any ETHENE flow returned to COPESUL not meeting those specifications as defined in item 4.2 may be refused and sent to flare with no burdens to COPESUL, in which case COPESUL shall inform BUYER accordingly.

CLAUSE FIVE – MEASUREMENT AND TRANSFER OF OWNERSHIP

5.1	-	The same conditions of Clause Five of the Agreement herein amended will apply mutatis mutandis to the returning ETHENE flow, exception being made to item 5.3 thereof.

5.2	-	The measuring device installed by BUYER will be the official measuring device for purposes of measuring the returning ETHENE flow.

CLAUSE SIX – PRICES

6.1	-	For the returned ETHENE flow containing 92% of ethene or more COPESUL shall pay a price equivalent to 90% (ninety percent) of the price of the ETHENE supplied to BUYER, pursuant to the Agreement herein amended.

6.1.1	-	In case the contents of ETHENE in the returning flow is lesser than 92%, the price to be paid by COPESUL shall be reduced accordingly and obtained by multiplying the price set forth in item 6.1 for the relation between the real contents of ETHENE and the reference contents for that price (92%).

CLAUSE SEVEN – FORM OF PAYMENT

7.1	-	Stipulations identical to those defined in Clause Seven of the Agreement herein amended will prevail mutatis mutandis as to this clause.

CLAUSE EIGHT – FORCE MAJEURE AND CONTINGENCIES

8.1	-	The terms and conditions of Clause Ten of the Agreement herein amended will apply as to this clause.

CLAUSE NINE – TERMINATION

9.1	-	This Amendment will be automatically terminated in case the Agreement for the Sale and Purchase of Raw Material herein amended is terminated.

IN WITNESS WHEREOF, the Parties cause this document to be duly signed in three (03) copies of identical form and substance and for a single effect, thus binding themselves and their successors to the terms hereof, in the presence of the undersigned witnesses.

Triunfo, December 8th, 1982.

COPESUL – COMPANHIA PETROQUÍMICA DO SUL

[signature]	[signature]

JOSÉ AUGUSTO ANGRISANI	PERCY LOUZADA DE ABREU

POLIOLEFINAS S/A

[signature]	[signature]

JOSÉ ADOLPHO LISBOA DE SOUZA	PERCY LOUZADA DE ABREU

WITNESSES

[signature]	[signature]

EDUARDO FETT SCHNEIDER	JOSÉ ANTONIO FERREIRA FADRIQUE